Transaction Information
Name of Purchasing Fund: PIF Inc.
California Municipal
Name of Issuer: Metropolitan
Water District of South California Water Revenue Bonds, 2008 Ser A
Cusip/Sedol/ISIN of Security Purchased: 5926638L5
Date of Transaction: 01/16/2009
Date Offering Commenced: 01/16/2009
Purchase Price/Unit (Net of fees and expenses): $101.17
Offering Price at Close of 1st full business day on which sales were made: $101.17
Underwriting Commission, Spread or Profit: 5.400
Name of Underwriter from whom Purchased: Stone &
Youngberg
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: 3,000,000
Principal Amount of Purchase in Fund: $3,035,010.00
Aggregate Principal Amount of Purchase: $15,000,000.00
Principal Amount of Total Offering: $200,000,000.00
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter
period that the issuer was required to file such material).   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering
of such class in any concurrent public offering.   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ Mark Paris Mark Paris
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: PIF Inc.
California Municipal
Name of Issuer: Department of
Water & Power of the City of LA Water System Rev Bds 2009 Ser A
Cusip/Sedol/ISIN of Security Purchased: 544525MV7
Date of Transaction: 01/28/2009
Date Offering Commenced: 01/28/2009
Purchase Price/Unit (Net of fees and expenses): $99.191
Offering Price at Close of 1st full business day on which sales were made: $99.191
Underwriting Commission, Spread or Profit: $5.40
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,000,000
Principal Amount of Purchase in Fund: $991,910
Aggregate Principal Amount of Purchase: $2,000,000
Principal Amount of Total Offering: $150,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ Mark Paris Mark Paris
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: PIF Inc.
California Municipal
Name of Issuer: Los Angeles
Unified School District G/O
Cusip/Sedol/ISIN of Security Purchased: 544646TP7
Date of Transaction: 02/05/2009
Date Offering Commenced: 02/05/2009
Purchase Price/Unit (Net of fees and expenses): $97.499
Offering Price at Close of 1st full business day on which sales were made: $97.499
Underwriting Commission, Spread or Profit: $3.60
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $2,000,000
Principal Amount of Purchase in Fund: $1,949,980
Aggregate Principal Amount of Purchase: $13,500,000
Principal Amount of Total Offering: $950,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ Mark Paris Mark Paris
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: PIF Inc.
California Municipal
Name of Issuer: Anaheim Public
Financing Authority Rev Bonds Series 2009-A
Cusip/Sedol/ISIN of Security Purchased: 03255MPH4
Date of Transaction: 02/25/2009
Date Offering Commenced: 02/25/2009
Purchase Price/Unit (Net of fees and expenses): $99.162
Offering Price at Close of 1st full business day on which sales were made: $99.162
Underwriting Commission, Spread or Profit: $5.00
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,000,000
Principal Amount of Purchase in Fund: $991,620
Aggregate Principal Amount of Purchase: $1,000,000
Principal Amount of Total Offering: $70,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ Mark Paris Mark Paris
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: PIF Inc.
California Municipal
Name of Issuer: Trustees of the
CA State University Sys Wide Revenue Bonds Ser 2009 A
Cusip/Sedol/ISIN of Security Purchased: 13077CTD6
Date of Transaction: 03/06/2009
Date Offering Commenced: 03/6/2009
Purchase Price/Unit (Net of fees and expenses): $93.595
Offering Price at Close of 1st full business day on which sales were made: $93.595
Underwriting Commission, Spread or Profit: $6.10
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $2,000,000
Principal Amount of Purchase in Fund: $1,871,900
Aggregate Principal Amount of Purchase: $5,000,000
Principal Amount of Total Offering: $465,365,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ Mark Paris Mark Paris
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: PIF Inc.
California Municipal
Name of Issuer: The Regents of
the University of CA Genral Rev Bonds
Cusip/Sedol/ISIN of Security Purchased: 91412F5V5
Date of Transaction: 03/13/2009
Date Offering Commenced: 03/13/2009
Purchase Price/Unit (Net of fees and expenses): $104.119
Offering Price at Close of 1st full business day on which sales were made: $104.119
Underwriting Commission, Spread or Profit: $5.40
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $2,000,000
Principal Amount of Purchase in Fund: $2,082,380
Aggregate Principal Amount of Purchase: $4,000,000
Principal Amount of Total Offering: $794,220,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ Mark Paris Mark Paris
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: PIF Inc.
California Municipal
Name of Issuer: State of
CaliforniaVarious Purpose G/O Bonds
Cusip/Sedol/ISIN of Security Purchased: 13063A4V3
Date of Transaction: 03/25/2009
Date Offering Commenced: 03/25/2009
Purchase Price/Unit (Net of fees and expenses): $97.563
Offering Price at Close of 1st full business day on which sales were made: $97.563
Underwriting Commission, Spread or Profit: $5.60
Name of Underwriter from whom Purchased: Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,500,000
Principal Amount of Purchase in Fund: $1,463,445
Aggregate Principal Amount of Purchase: $15,000,000
Principal Amount of Total Offering: $6,543,020,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ Mark Paris Mark Paris
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax
Exempt Bond
Name of Issuer: District of
Columbia Income Tax Secured Revenue Bonds
Cusip/Sedol/ISIN of Security Purchased: 25477GAP0
Date of Transaction: 03/12/2009
Date Offering Commenced: 03/12/2009
Purchase Price/Unit (Net of fees and expenses): $102.324
Offering Price at Close of 1st full business day on which sales were made: $102.324
Underwriting Commission, Spread or Profit: $5.50
Name of Underwriter from whom Purchased: Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,785,000
Principal Amount of Purchase in Fund: $1,826,483
Aggregate Principal Amount of Purchase: $12,500,000
Principal Amount of Total Offering: $801,330,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax
Exempt Bond
Name of Issuer: District of
Columbia Income Tax Secured Revenue Bonds
Cusip/Sedol/ISIN of Security Purchased: 25477GBL8
Date of Transaction: 03/12/2009
Date Offering Commenced: 03/12/2009
Purchase Price/Unit (Net of fees and expenses): $101.400
Offering Price at Close of 1st full business day on which sales were made: $101.400
Underwriting Commission, Spread or Profit: $5.50
Name of Underwriter from whom Purchased: Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $715,000
Principal Amount of Purchase in Fund: $725,010
Aggregate Principal Amount of Purchase: $5,000,000
Principal Amount of Total Offering: $801,330,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax
Exempt Bond
Name of Issuer: The Regents of
the University of CA Genral Rev Bonds
Cusip/Sedol/ISIN of Security Purchased: 91412F5P8
Date of Transaction: 03/13/2009
Date Offering Commenced: 03/13/2009
Purchase Price/Unit (Net of fees and expenses): $106.629
Offering Price at Close of 1st full business day on which sales were made: $106.629
Underwriting Commission, Spread or Profit: $5.40
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,380,000
Principal Amount of Purchase in Fund: $1,471,380
Aggregate Principal Amount of Purchase: $11,820,000
Principal Amount of Total Offering: $794,220,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax
Exempt Bond
Name of Issuer: The Regents of
the University of CA Genral Rev Bonds
Cusip/Sedol/ISIN of Security Purchased: 91412F5L7
Date of Transaction: 03/13/2009
Date Offering Commenced: 03/13/2009
Purchase Price/Unit (Net of fees and expenses): $108.961
Offering Price at Close of 1st full business day on which sales were made: $108.961
Underwriting Commission, Spread or Profit: $5.40
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $930,000
Principal Amount of Purchase in Fund: $1,013,337
Aggregate Principal Amount of Purchase: $8,000,000
Principal Amount of Total Offering: $794,220,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax
Exempt Bond
Name of Issuer: State of
Wisconsin General Fund Annual Appropriation Bond of 2009 Ser A\
Cusip/Sedol/ISIN of Security Purchased: 977100BT2
Date of Transaction: 03/20/2009
Date Offering Commenced: 03/20/2009
Purchase Price/Unit (Net of fees and expenses): $98.151
Offering Price at Close of 1st full business day on which sales were made: $98.151
Underwriting Commission, Spread or Profit: $6.70
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,000,000
Principal Amount of Purchase in Fund: $981,510
Aggregate Principal Amount of Purchase: $8,355,000
Principal Amount of Total Offering: $1,529,065,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax
Exempt Bond
Name of Issuer: State of Oregon
Dept of Administrative Services Oregon State Lottery Rev Bonds
Cusip/Sedol/ISIN of Security Purchased: 68607VUR4
Date of Transaction: 03/25/2009
Date Offering Commenced: 03/25/2009
Purchase Price/Unit (Net of fees and expenses): $101.869
Offering Price at Close of 1st full business day on which sales were made: $101.869
Underwriting Commission, Spread or Profit: $2.30
Name of Underwriter from whom Purchased: Citigroup
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,500,000
Principal Amount of Purchase in Fund: $1,528,035
Aggregate Principal Amount of Purchase: $1,500,000
Principal Amount of Total Offering: $440,345,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax
Exempt Bond
Name of Issuer: State of
CaliforniaVarious Purpose G/O Bonds
Cusip/Sedol/ISIN of Security Purchased: 13063A4V3
Date of Transaction: 03/25/2009
Date Offering Commenced: 03/25/2009
Purchase Price/Unit (Net of fees and expenses): $97.563
Offering Price at Close of 1st full business day on which sales were made: $97.563
Underwriting Commission, Spread or Profit: $5.60
Name of Underwriter from whom Purchased: Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,000,000
Principal Amount of Purchase in Fund: $975,630
Aggregate Principal Amount of Purchase: $15,000,000
Principal Amount of Total Offering: $6,543,020,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal High
Yield Fund I
Name of Issuer: Anheuser Busch
Inbev
Cusip/Sedol/ISIN of Security Purchased: 032523TAB
Date of Transaction: 01/07/2009
Date Offering Commenced: 01/07/2009
Purchase Price/Unit (Net of fees and expenses): $99.92
Offering Price at Close of 1st full business day on which sales were made: $99.92
Underwriting Commission, Spread or Profit: 0.35
Name of Underwriter from whom Purchased: Barclays Capital
Inc.
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,000,000
Principal Amount of Purchase in Fund: 999,230.00
Aggregate Principal Amount of Purchase: 2,597,998
Principal Amount of Total Offering: $2,498,,075,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature: Printed Name:

Transaction Information
Name of Purchasing Fund: Principal High
Yield Fund I
Name of Issuer: CSC Holdings
Inc.
Cusip/Sedol/ISIN of Security Purchased: 126304AW
Date of Transaction: 01/09/2009
Date Offering Commenced: 01/09/2009
Purchase Price/Unit (Net of fees and expenses): $88.89
Offering Price at Close of 1st full business day on which sales were made: $88.89
Underwriting Commission, Spread or Profit: 0.2
Name of Underwriter from whom Purchased: Banc of America
Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 325,000
Principal Amount of Purchase in Fund: 288,867.25
Aggregate Principal Amount of Purchase: 577,753
Principal Amount of Total Offering: $750,189,400
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature: Printed Name:

Transaction Information
Name of Purchasing Fund: Principal High
Yield Fund I
Name of Issuer: Metro PCS
Wireless Inc.
Cusip/Sedol/ISIN of Security Purchased: 591709AG
Date of Transaction: 01/14/2009
Date Offering Commenced: 01/14/2009
Purchase Price/Unit (Net of fees and expenses): $89.50
Offering Price at Close of 1st full business day on which sales were made: $89.50
Underwriting Commission, Spread or Profit: $0.20
Name of Underwriter from whom Purchased: Banc of America
Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 200,000
Principal Amount of Purchase in Fund: 179,000.00
Aggregate Principal Amount of Purchase: 492,250
Principal Amount of Total Offering: $492,250,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature: Printed Name:

Transaction Information
Name of Purchasing Fund: Principal High
Yield Fund I
Name of Issuer: Petrohawk Enery
Corp
Cusip/Sedol/ISIN of Security Purchased: 716495AE
Date of Transaction: 01/22/2009
Date Offering Commenced: 01/22/2009
Purchase Price/Unit (Net of fees and expenses): $91.28
Offering Price at Close of 1st full business day on which sales were made: $91.28
Underwriting Commission, Spread or Profit: $0.20
Name of Underwriter from whom Purchased: Banc of America
Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 350,000
Principal Amount of Purchase in Fund: 319,476.50
Aggregate Principal Amount of Purchase: 844,331
Principal Amount of Total Offering: $547,674,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature: Printed Name:

Transaction Information
Name of Purchasing Fund: Principal High
Yield Fund I
Name of Issuer: Anardarko
Petroleum Corporation
Cusip/Sedol/ISIN of Security Purchased: 032511BC
Date of Transaction: 03/02/2009
Date Offering Commenced: 03/02/2009
Purchase Price/Unit (Net of fees and expenses): $99.69
Offering Price at Close of 1st full business day on which sales were made: $99.69
Underwriting Commission, Spread or Profit: $0.65
Name of Underwriter from whom Purchased: UBS Securities
Ltd.
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,000,000
Principal Amount of Purchase in Fund: 996,850.00
Aggregate Principal Amount of Purchase: 5,781,730
Principal Amount of Total Offering: $598,110,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature: Printed Name:

Transaction Information
Name of Purchasing Fund: Principal High
Yield Fund I
Name of Issuer: Plains
Exploration & Pro
Cusip/Sedol/ISIN of Security Purchased: 726505AG
Date of Transaction: 03/04/2009
Date Offering Commenced: 03/04/2009
Purchase Price/Unit (Net of fees and expenses): $92.37
Offering Price at Close of 1st full business day on which sales were made: $92.37
Underwriting Commission, Spread or Profit: $1.75
Name of Underwriter from whom Purchased: Banc of America
Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 250,000
Principal Amount of Purchase in Fund: 230,932.50
Aggregate Principal Amount of Purchase: 4,618,650
Principal Amount of Total Offering: $337,161,450
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

Signature: Printed Name:

Transaction Information
Name of Purchasing Fund: Principal High
Yield Fund I
Name of Issuer: +
Cusip/Sedol/ISIN of Security Purchased: 88732JAS
Date of Transaction: 03/23/2009
Date Offering Commenced: 03/23/2009
Purchase Price/Unit (Net of fees and expenses): $99.35
Offering Price at Close of 1st full business day on which sales were made: $99.35
Underwriting Commission, Spread or Profit: $0.45
Name of Underwriter from whom Purchased: Citigroup Global
Markets
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 250,000
Principal Amount of Purchase in Fund: 248,370.00
Aggregate Principal Amount of Purchase: 8,643,276
Principal Amount of Total Offering: $1,986,960,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

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